UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 29, 2005

SALISBURY BANCORP, INC. (Exact name of registrant as specified in charter)

Connecticut (State or other jurisdiction of incorporation)	0-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039-1868 (zip code)

Registrant's telephone number, including area code: (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.     Financial Information

Item 2.02.     Results of Operations and Financial Condition

        On July 29, 2005, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9.     Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits 99.1 Press Release dated July 29, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 1, 2005	SALISBURY BANCORP, INC. By: /s/ John F. Perotti John F. Perotti, Chairman and Chief Executive Officer